                                                                    EXHIBIT 99.3

                          REGISTRATION RIGHTS AGREEMENT


         This Registration Rights Agreement (the "Agreement") is made and entered into as of August 29, 2001, among HEI, Inc., a Minnesota corporation (the "Company"), the individuals and entities listed on Schedule 1 hereto (each a "Purchaser" and, collectively, the "Purchasers"), and ThinkEquity Partners, LLC, a Delaware limited liability company (the "Agent").

                                    RECITALS:

         WHEREAS, the parties hereto have executed the Stock Purchase Agreement (the "Purchase Agreement") of even date herewith pursuant to which the Purchasers are purchasing shares of the Company's Common Stock (defined below) (capitalized terms used but not otherwise defined herein shall have the meanings given them in the Purchase Agreement); and

         WHEREAS, in connection with the Purchase Agreement the parties desire to provide certain registration rights and benefits with respect to the Common Stock;

         NOW, THEREFORE, in consideration of the respective covenants and agreements contained herein, and for other valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

         1.1 SPECIFIC DEFINITIONS. As used in this Agreement, the following terms shall have the meanings set forth or as referenced below:

         "Agent's Warrant" means the warrant issued to the Agent in connection with the closing of the transactions contemplated by the Stock Purchase Agreement.

         "Common Stock" means the Company's common stock, par value $.05 per share.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

         "Form S-3" means such form under the Securities Act in effect on the date hereof or any successor registration form under the Securities Act subsequently adopted by the SEC that permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

         "Holder" means a Purchaser, any person owning of record Registrable Securities that have not been sold to the public or any assignee of record of such Registrable Securities in accordance with Article 2.

         "Register," "Registered," and "Registration" mean a registration effected by preparing and filing a Registration Statement in compliance with the Securities Act, and the declaration or ordering by the SEC of effectiveness of such Registration Statement.

         "Registrable Securities" means the Common Stock issued pursuant to the Purchase Agreement and the shares of Common Stock issuable to the Agent pursuant to the Agent's Warrant. Notwithstanding the foregoing, Registrable Securities shall not include any securities sold by a person to the public either pursuant to a Registration Statement or Rule 144 under the Securities Act or sold in a private transaction in which the transferor's rights under Article 2 of this Agreement are not assigned.

         "Registration Expenses" means all expenses incurred by the Company in complying with Article 2 hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and accountants for the Company, reasonable fees and disbursements of a single special counsel for the Holders of Registrable Securities, fees and disbursements of counsel for the underwriter or underwriters of such securities (if the Company and/or the Holders are required to bear such fees and disbursements), all internal Company expenses, all legal fees and disbursements and other expenses of complying with state securities or blue sky laws of any jurisdictions in which the securities to be offered are to be registered or qualified, and the premiums and other costs of policies of insurance against liability (if any) arising out of such public offering and underwriting discounts and commissions and transfer taxes relating to the shares included in the offering by the Holders.

         "Registration Statement" means any Registration Statement filed by the Company with the SEC for a public offering and sale of Common Stock (other than a Registration Statement on Form S-8 or Form S-4, or their successors, or any other form for a similar purpose).

         "Rule 144" means Rule 144 under the Securities Act, as such rule may be amended from time to time, or any similar successor rule.

         "SEC" means the Securities and Exchange Commission.

         "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

         "Selling Expenses" means all underwriting discounts and commissions, transfer taxes, filing fees, any and all fees, commission, discounts or similar payments made to any brokers or dealers, and any fees and disbursements of counsel, accountant or any other advisor to the Purchasers (other than counsel referred to in the definition of Registration Expenses above) applicable to a sale of Registrable Securities.

         "Termination Event" means that (a) prior to the Registration Statement being declared effective, either (i) the Common Stock is suspended from trading for 5 or more consecutive trading days, or (ii) the Common Stock is no longer listed on Nasdaq, AMEX, or NYSE, or (b) the Registration Statement has not been declared effective within 180 days of Closing, and such holdup is not due to backlog or other delay at or by the SEC unrelated to any action or inaction by the Company.

                                    ARTICLE 2
                               REGISTRATION RIGHTS

         2.1 REQUIRED REGISTRATIONS.

                  (a) The Company shall, within 30 days of the Closing Date file with the SEC a Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415 covering all of the Registrable Securities. The Company shall use its best efforts to cause such Registration Statement to be declared effective under the Securities Act within 90 days of the Closing. In the event that the Registration Statement is not declared effective within 90 days of the date of the Closing, and such holdup is not due to backlog or other delay at or by the SEC unrelated to any action or inaction by the Company, the Company shall, on the 120th day following the Closing and each 30th day thereafter, pay to each of the Purchasers, in cash or Common Stock (at the option of the Company), their ratable portion of 1% of the aggregate Purchase Price paid for the Common Stock, until the Common Stock is either registered or there has occurred a Termination Event.

                  (b) The Registration Statement shall be on Form S-3 or another appropriate form permitting registration of such Registrable Securities for resales by holders in the manner or manners designated by them (including, without limitation, one or more underwritten offerings). The Company shall not permit any securities other than the Registrable Securities to be included in any Registration Statement without the consent of the Purchasers, except to the extent the Company may be obligated to include additional securities pursuant to that certain Registration Rights Agreement, dated as of March 3, 2000, among the Company and the Selling Shareholders identified therein. The Company shall use its best efforts to keep the Registration Statement continuously effective under the Securities Act until the date which is five (5) years from the date of filing (the "Effectiveness Period") or such shorter period ending when (i) all Registrable Securities covered by the Registration Statement have been sold in the manner set forth and as contemplated in the Registration Statement or (ii) may be sold without limitation under Rule 144(k).

         2.2 EXPENSES OF REGISTRATION. All Registration Expenses incurred in connection with any registration under Section 2.1 shall be borne by the Company. All Selling Expenses incurred in connection with any such registration shall be borne by the Holder of the securities so registered incurring such expense, unless all Holders have consented to the Selling Expense, in which case, such Selling Expenses shall be borne by the Holders pro rata on the basis of the number of shares so registered.

         2.3 OBLIGATIONS OF THE COMPANY. Whenever required to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

                  (a) Prepare and file with the SEC a Registration Statement, on such form as is then available to the Company in connection with such registration, with respect to such Registrable Securities and use its best efforts to cause such Registration Statement to become effective and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such Registration Statement effective throughout the Effectiveness Period.

                  (b) Prepare and file with the SEC such amendments and supplements to such Registration Statement and the prospectus used in connection with such Registration Statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement.

                  (c) Furnish to the Holders such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

                  (d) Use its best efforts to register or qualify the Registrable Securities covered by such Registration Statement under such other securities or blue sky laws of such jurisdictions as shall be reasonably requested by the Holders within twenty (20) days following the original filing of such Registration Statement, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

                  (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

                  (f) Notify each Holder of Registrable Securities covered by such Registration Statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the occurrence of any event as a result of which the prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements contained therein not misleading in the light of the circumstances then existing.

                  (g) Furnish, at the request of a majority of the Holders participating in the registration, on the date that such Registrable Securities are delivered to the underwriters for sale, if such Registrable Securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the Registration Statement with respect to such securities becomes effective, an opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given with respect to such registration and reasonably satisfactory to a majority in interest of the Holders requesting registration, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities.

         2.4 TERMINATION OF REGISTRATION RIGHTS. All registration rights granted under this Article 2 shall terminate and be of no further force and effect after the Effectiveness Period or such shorter period ending when all Registrable Securities covered by the shelf registration (i) have been sold in the manner set forth and as contemplated in the Registration Statement or (ii) may be sold without limitation under Rule 144(k), other than as it relates to Section 2.6 herein.

         2.5 DELAY OF REGISTRATION. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Article 2.

         2.6 INDEMNIFICATION. If any Registrable Securities are included in a Registration Statement under Section 2.1:

                  (a) The Company will indemnify and hold harmless each Holder, the partners, officers, and directors of each Holder, and each person, if any, who controls such Holder within the meaning of the Securities Act or the Exchange Act, and each underwriter, if any, and each person, if any, who controls any underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act, or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions, or violations (collectively a "Company Violation") by the Company: (i) any untrue statement or alleged untrue statement of a material fact contained in such Registration Statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or
         (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act, or any state securities law in connection with the offering covered by such Registration Statement; and the Company will reimburse each such Holder, partner, officer, director, underwriter, and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 2.6(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Company Violation that occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Holder, partner, officer, director, or controlling person of such Holder.

                  (b) Each selling Holder will indemnify and hold harmless the Company, each of its officers and directors, each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act, and each underwriter, if any, and each person, if any, who controls any underwriter within the meaning of the Securities Act or the Exchange Act, and any other Holder selling securities under such Registration Statement or any of such other Holder's partners, directors, or officers or any person who controls such Holder, against any losses, claims, damages, or liabilities (joint or several) to which the Company or any such director, officer, underwriter, controlling person, or other such Holder, or partner, director, officer, or controlling person of such other Holder may become subject under the Securities Act, the Exchange Act, or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any of the following statements, omissions or violations (collectively, a "Holder Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such Registration Statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or
         (iii) any violation or alleged violation by the Holder of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act, or any state securities law in connection with the offering covered by such Registration Statement, in each case to the extent (and only to the extent) that such Holder Violation occurs in reliance upon and in conformity with written information furnished by such Holder and stated to be specifically for use in connection with such registration; and each such Holder will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, underwriter, controlling person, or other Holder, or partner, officer, director, or controlling person of such other Holder in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 2.6(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided, further, that in no event shall any indemnity under this Section 2.6(b) exceed the proceeds from the offering received by such Holder unless the Holder Violation is the result of fraud on the part of such Holder.

                  (c) Promptly after receipt by an indemnified party under this
         Section 2.6 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this
         Section 2.6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party (or, if there is more than one indemnified party, the indemnifying party shall pay the fees and expenses of one counsel for any and all indemnified parties, to be mutually agreed upon by such indemnified parties), if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if materially prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 2.6, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 2.6.

                  (d) If the indemnification provided for in this Section 2.6 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any losses, claims, damages, or liabilities referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage, or liability in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the Company Violation(s) or the Holder Violation(s), as the case may be, that resulted in such loss, claim, damage, or liability, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

                  (e) The foregoing indemnity agreements of the Company and Holders are subject to the condition that, insofar as they relate to any Company Violation(s) or the Holder Violation(s), as the case may be made in a preliminary prospectus but eliminated or remedied in the amended prospectus on file with the SEC at the time the Registration Statement in question becomes effective or the final prospectus is filed with the SEC pursuant to SEC Rule 424(b), such indemnity agreement shall not inure to the benefit of any person if a copy of such final prospectus was furnished to the indemnified party and was not furnished to the person asserting the loss, liability, claim, or damage at or prior to the time such action is required by the Securities Act.

                  (f) The obligations of the Company and Holders under this
         Section 2.6 shall survive the termination of any offering in a Registration Statement, and otherwise.

                                    ARTICLE 3
                                OTHER PROVISIONS

         3.1 COMPLETE AGREEMENT. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof

         3.2 WAIVER, DISCHARGE, AMENDMENT, ETC. The failure of any party hereto to enforce at any time any of the provisions of this Agreement shall not, absent an express written waiver signed by the party making such waiver specifying the provision being waived, be construed to be a waiver of any such provision, nor in any way to affect the validity of this Agreement or any part hereof or the right of the party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to be a waiver of any other or subsequent breach.

         3.3 NOTICES. All notices or other communications to a party required or permitted hereunder shall be in writing and shall be delivered personally or by telecopy (receipt confirmed) to such party (or, in the case of an entity, to an executive officer of such party) or shall be sent by a reputable express delivery service or by certified mail, postage prepaid with return receipt requested, addressed as follows:

         if to a Purchaser:

                  To the address set forth on Schedule 1 or such other address as may be designated in writing hereafter, in the same manner, by such Purchaser.

         if to the Agent to:

                  Patricia Bartholomew, Esq.
                  ThinkEquity Partners
                  222 South Ninth Street, Suite 2800
                  Minneapolis, Minnesota  55402
                  Fax:  612-692-8250

         with copy to:

                  Thomas G. Lovett, IV, Esq.
                  Lindquist & Vennum P.L.L.P.
                  4200 IDS Center
                  80 South 8th Street
                  Minneapolis, MN  55402
                  Fax:  612-371-3207

         if to the Company to:

                  HEI, Inc.
                  P.O. Box 5000
                  1495 Steiger Lake Lane
                  Victoria, MN  55386
                  Attention: Patrick Cockrell, Esq.
                  Fax:  952-443-2668
         with copy to:

                  Mark D. Williamson, Esq.
                  Gray, Plant, Mooty, Mooty & Bennett, P.A.
                  3400 City Center
                  33 South Sixth Street
                  Minneapolis, MN 55402
                  Fax: 612-333-0066

Any party may change the above-specified recipient and/or mailing address by notice to all other parties given in the manner herein prescribed. All notices shall be deemed given on the day when actually delivered as provided above (if delivered personally or by telecopy) or on the day shown on the return receipt (if delivered by mail or delivery service).

         3.4 ASSIGNMENT AND TRANSFER. The rights to have the Company register Registrable Securities pursuant to this Agreement shall be automatically assignable by the Purchasers to any Person (a "Transferee") of all or any portion of Registrable Securities if: (i) the Purchaser agrees in writing with the Transferee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment; (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such Transferee, and (b) the securities with respect to which such registration rights are being transferred or assigned; (iii) immediately following such transfer or assignment the further disposition of such securities by the Transferee is restricted under the 1933 Act and applicable state securities laws; (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence the Transferee agrees in writing with the Company to be bound by all of the provisions contained herein; and (v) such Transferee shall be an "accredited investor" as that term is defined in Rule 501 of Regulation D promulgated under the 1933 Act.

         3.5 GOVERNING LAW. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Minnesota, including all matters of construction, validity, performance, and enforcement, without giving effect to principles of conflict of laws.

         3.6 TITLES AND HEADINGS; CONSTRUCTION. The titles and headings to the Articles and Sections herein are inserted for the convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement. This Agreement shall be construed without regard to any presumption or other rule requiring construction hereof against the party causing this Agreement to be drafted.

         3.7 BENEFIT. Nothing in this Agreement, expressed or implied, is intended to confer on any person other than the parties hereto or their respective successors or assigns, any rights, remedies, obligations, or liabilities under or by reason of this Agreement.

         3.8 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed as original and all of which together shall constitute one instrument, and may be delivered in person or by facsimile transmission.

         IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed as of the date first written above.


                                       HEI, INC.


                                       By:  /s/ Anthony J. Fant
                                           -------------------------------------
                                           Name:  Anthony J. Fant
                                           Title: CEO

                                   ACCEPTANCE

         The undersigned hereby accepts the terms and conditions set forth in the Registration Rights Agreement, dated August 29, 2001, among HEI, Inc., a Minnesota corporation (the "Company") and certain Purchasers listed on Schedule 1 thereto. By execution of this Acceptance, the undersigned hereby acknowledges the indemnification obligations contained in Section 2.6 of the Registration Rights Agreement.


                                       PURCHASER:


                                       The Paisley Fund

                                       By: /s/ John L. Wallace
                                          --------------------------------------
                                          Name:  John L. Wallace
                                          Title: Portfolio Manager


                                       PURCHASER:


                                       RS Paisley Pacific Master Fund Unit Trust

                                       By: /s/ John L. Wallace
                                          --------------------------------------
                                          Name:  John L. Wallace
                                          Title: Portfolio Manager


                                       PURCHASER:


                                       RS Diversified Growth

                                       By: /s/ John L. Wallace
                                          --------------------------------------
                                          Name:  John L. Wallace
                                          Title: Portfolio Manager


                                       PURCHASER:


                                       Constable, LLC

                                       By: /s/ Donald W. Constable
                                          --------------------------------------
                                          Name:  Donald W. Constable
                                          Title: CEO


                                       PURCHASER:


                                       RS Smaller Company Growth Fund

                                       By: /s/ William Wolfenden III
                                          --------------------------------------
                                          Name:  William Wolfenden III
                                          Title: Principal

                                   ACCEPTANCE

         The undersigned hereby accepts the terms and conditions set forth in the Registration Rights Agreement, dated August 29, 2001, among HEI, Inc., a Minnesota corporation (the "Company") and certain Purchasers listed on Schedule 1 thereto. By execution of this Acceptance, the undersigned hereby acknowledges the indemnification obligations contained in Section 2.6 of the Registration Rights Agreement.


                                       AGENT:


                                       THINKEQUITY PARTNERS, LLC

                                       /s/ Patricia Bartholomew
                                       -----------------------------------------
                                       By: Patricia Bartholomew
                                       Title: General Counsel

                                   SCHEDULE 1

                             SCHEDULE OF PURCHASERS




                                            PURCHASER ADDRESS AND
       PURCHASER NAME                          FACSIMILE NUMBER
       --------------                       ---------------------
RS Diversified Growth Fund              388 Market Street, Suite 200
                                        San Francisco, CA  94111

RS Smaller Company                      388 Market Street, Suite 200
Growth Fund                             San Francisco, CA  94111

The Paisley Fund, L.P.                  388 Market Street, Suite 200
                                        San Francisco, CA  94111

RS Paisley Pacific Master               388 Market Street, Suite 200
Fund Unit Trust                         San Francisco, CA  94111

Constable Capital LLC                   19455 Cedarhurst
                                        Deephaven, MN  55391